UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                  CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest reported) August 18, 2004.


                                 PETROGEN CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its chapter)


             NEVADA                      00-25579                87-0571853
  ____________________________         ____________          ___________________
  (State or other jurisdiction          (Commission             (IRS Employer
        of incorporation               File Number)          Identification No.)


 3200 SOUTHWEST FREEWAY, SUITE 3300, HOUSTON TEXAS, U.S.A.              77027
 _________________________________________________________           __________
         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   713-402-6115
                                                     ____________


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 4 NOT APPLICABLE.

ITEM 5.  OTHER EVENTS - DEBENTURE CONVERSION AGREEMENT

On August 6, 2004, Petrogen Corp., a Nevada corporation (the "Company") entered into a debenture conversion agreement (the "Debenture Agreement") with Acceder Technology Pte Ltd., a company organized under the laws of Singapore ("Acceder"), whereby the Company issued 2,934,690 common shares in the capital stock of the Company at a deemed price of $0.25 per share, in satisfaction of the Company's indebtedness to Acceder for the aggregate sum of $723,672.53 plus $10,000.00 of interest for an aggregate of $733,672.53.

A copy of the Debenture Agreement is attached hereto as Exhibit 10.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

___________    _________________________________________________________________

EXHIBIT NO.    DESCRIPTION
___________    _________________________________________________________________

   10.1        Debenture Agreement between Petrogen Corp. and Acceder Technology
               Pte Ltd., dated for reference August 5, 2004.
___________    _________________________________________________________________

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August 18, 2004

                                            PETROGEN CORP.

                                            By:      /s/  SACHA H. SPINDLER
                                               _________________________________
                                            Name:    Sacha H. Spindler
                                            Title:   President

                                  EXHIBIT INDEX


_______   ________________________________________________   ___________________
 NUMBER   EXHIBIT                                            SEQUENTIAL PAGE
                                                             NUMBER
_______   ________________________________________________   ___________________

 10.1     Debenture Agreement between Petrogen Corp. and            5
          Acceder Technology Pte Ltd., dated for reference
          August 5, 2004.
_______   ________________________________________________   ___________________